Exhibit 10(d)

                      CIRCUS CIRCUS ENTERPRISES, INC.

                          1989 STOCK OPTION PLAN

                 (As Amended and Restated April 25, 1997)


1.   PURPOSES OF THE PLAN

          The purposes of this 1989 Stock Option Plan (the
 Plan ) are to enable Circus Circus Enterprises, Inc. (the Company ) and its Subsidiaries to attract and retain the services of key employees and persons with managerial, profes-sional or supervisory responsibilities, including, but not limited to, members of the Board of Directors, officers of, and consultants to, the Company, responsible for the past and con-tinued success of the Company, and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in its success.

2.   GENERAL PROVISIONS

     2.1  Definitions

          As used in the Plan:

          (a) Board of Directors means the Board of Directors of the Company.

          (b) Code means the Internal Revenue Code of 1986, including any and all amendments thereto.

          (c) "Committee means the committee appointed by the Board of Directors from time to time to administer the Plan pursuant to Section 2.2 hereof.

          (d)   Common Stock  means the Common Stock, par value
               $.01-2/3 per share, of the Company.

          (e) Fair Market Value means, with respect to the date a given Stock Option is granted or exercised, the closing price on the applicable date (or if there is no closing price, then the closing bid price) of the Common Stock as reported on the New York Stock Exchange Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange on which the Common Stock is listed, or if such stock is not listed on a securities exchange in the United States, the mean between the dealer closing bid and ask prices on the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotations Systems (NASDAQ), or NASDAQ s successor, or if not reported on NASDAQ, on the basis of such other method as the Committee shall, in good faith, determine to be reasonable.

          (f) Incentive Stock Option means an option granted under the Plan, which is intended to qualify as an incentive stock option under Section 422A of the Code.

          (g) Non-Qualified Stock Option means an option granted under the Plan which is not an Incentive
               Stock Option.

          (h)   Participant  means a person to whom a Stock
               Option has been granted under the Plan.

          (i)   Stock Option  means an Incentive Stock Option or
               Non-Qualified Option granted under the Plan.

          (j) Rule 16b-3 means such rule adopted under the Securities Exchange Act of 1934, as amended, or any successor rule.

          (k) Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

     2.2  Administration of the Plan

          (a) The Plan shall be administered by the Committee which shall at all times consist of two (2) or more persons, each of whom shall be a member of the Board of Directors. To the extent possible, and to the extent the Board of Directors deems it necessary or appropriate, each member of the Committee shall be a Non-Employee Director (as such term is defined in Rule 16b-3) and an
                Outside Director  (as such term is defined in
               Treasury Regulations Section 1.162-27 promulgated under the Code). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.

          (b) The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provisions of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Option shall be final and conclusive.

          (c) The Committee may act only by a majority of its members then in office; however, the Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

          (d) No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person s own fraud or bad faith.

     2.3  Effective Date

          The Plan shall become effective upon its adoption by the Board of Directors, and Stock Options may be issued upon such adoption and from time to time thereafter, subject, however, to approval of the Plan by the affirmative vote of the holders of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at an annual meeting of the shareholders of the Company or at a special meeting of shareholders of the Company expressly called for such purpose, or any adjournments thereof, within 12 months after the adoption of the Plan by the Board of Directors. If the Plan is not approved at such annual or special meeting or at any adjournments thereof, this Plan and all Stock Options previously granted there-under become null and void.

     2.4  Duration

          If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

     2.5  Shares Subject to the Plan

          The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 1,500,000. The Stock Options shall be subject to adjustment in accordance with Section 4.1, and shares to be issued upon exercise of the Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.

     2.6  Amendments

          The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, including, with respect to Incentive Stock Options, amendments deemed necessary or desirable to comply with Section 422A of the Code and any regulations issued thereunder; provided, however, that, without the approval of the Company s shareholders, no amendment shall be made which:

          (a) materially increases the maximum number of shares of Common Stock which may be subject to Stock
               Options granted under the Plan (other than as provided in Section 4.1); or

          (b) materially increases the benefits accruing to Participants under the Plan; or

          (c)  extends the term of the Plan; or

          (d) increases the period during which a Stock Option may be exercised beyond ten years from the date of grant; or

          (e) materially modifies the requirements as to eligibility for participation in the Plan; or

          (f) will cause options issued under the Plan to fail to meet the requirements of Rule 16b-3.

     Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of the Participant, affect such Participant s rights under any Stock
Option previously granted to such Participant.

     2.7  Participants and Grants

          Stock Options may be granted by the Committee to those persons who the Committee determines have the capacity to make a substantial contribution to the success of the Company; provided, however, that, Stock Options may not be granted to members of the Committee. The Committee may grant to Participants Stock Options to purchase such number of shares of Common Stock (subject to the limitations of Section 2.5) as the Committee may, in its sole discretion, determine. In granting Stock Options under the Plan, the Committee, on an individual basis, may vary the number of Incentive Stock Options or Non-Qualified Stock Options as between Participants and may grant Incentive Stock Options and/or Non-Qualified Options to a Participant in such amounts as the Committee may determine in its sole discretion.

3.   STOCK OPTIONS

     3.1  General
          All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine, or, in the case of Incentive Stock Options, as may be required by Section 422A of the Code, or any other applicable law.

     3.2  Price

          Subject to the provisions of Section 3.6(d) and Section 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one-hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

     3.3  Period

          The duration or term of each Stock Option granted the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.

     3.4  Exercise

          Subject to Section 4.4, Stock Options may be exercisable immediately upon granting of the Stock Option or at such other time or times as the Committee shall specify when granting the Stock Option. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the prin-cipal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

     3.5  Payment

          The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by Section
          4.3, may be paid:

          (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

          (b) In the discretion of the Committee, by the delivery by the Participant to the Company of shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

          (c) In the discretion of the Committee, by a combination of both (a) and (b) above.

     The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

     3.6  Special Rules for Incentive Stock Options

          Notwithstanding any other provision of the Plan, the following provisions shall apply to Incentive Stock
          Options granted under the Plan:

          (a) Incentive Stock Options shall only be granted to Participants who are employees of the Company or its Subsidiaries.

          (b) To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and any other Plan of the Company or a Subsidiary exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

          (c) Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two
               (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one (1) year of the acquisition of such shares, shall promptly notify the Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon exercise and the date of disposition.

          (d) No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Sub-sidiary of the Company, unless the purchase price of the shares of Common Stock purchasable upon exercise of such Incentive Stock Option is at least one-hundred ten percent (110%) of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock and the Incentive Stock Option is not exercisable more than five (5) years from the date it is granted.

     3.7  Termination of Employment

          (a) In the event that a Participant (i) shall cease to be employed by the Company or a Subsidiary because of his discharge for dishonesty, or because he violated any material provision of any employment or other agreement between him and the Company or a Subsidiary, or (ii) shall voluntarily resign or terminate his employment with the Company or a Subsidiary under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or a Subsidiary, or
               (iii) shall have committed an act of dishonesty not discovered by the Company or a Subsidiary prior to the cessation of his employment with the Company or a Subsidiary, but which would have resulted in his discharge if discovered prior to such date, or (iv) shall, either before or after cessation of his employment with the Company or a Subsidiary, without the written consent of his employer, use (except for the benefit of his employer) or disclose to any other person any confidential information relating to the continuation or proposed continuation of his employer s business or any trade secrets of the Company or a Subsidiary obtained as a result of or in connection with such employment, or (v) shall, either before or after the cessation of his employment with the Company or a Subsidiary, without the written consent of his employer, directly or indirectly, give advice to, or serve as an employee, director, officer, or trustee of, or in any similar capacity with, or otherwise directly or indirectly participate in the management, operation, or control of, or have any direct or indirect financial interest in, any corporation, partnership, or other organization which directly or indirectly competes in any respect with the Company or its Subsidiaries, then forthwith from the happening of any such event, any Stock Option then held by such Participant shall terminate and become void to the extent that it then remains unexercised. In the event that a Participant shall cease to be employed by the Company or a Subsidiary for any reason other than his death or one or more of the reasons set forth in the immediately preceding sentence, subject to the condition that no Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted, or, in the case of a 10% Stockholder, five (5) years from the date it is granted, such Participant shall have the right to exercise the Stock Option at any time within three (3) months after such termination of employment to the extent his right to exercise such Stock Option had accrued pursuant to this Plan at the date of such termination and had not previously been exercised; such three-month limit shall be increased to one year for any Participant who ceases to be employed by the Company or a Subsidiary because he is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code). Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for purposes of the Plan, shall be determined by the Committee, which determination shall be final and conclusive.

          (b) If a Participant shall die while in the employ of the Company or a Subsidiary or within a period of three months (one year in the case of disability) after the termination of his employment with the Company and all Subsidiaries and shall not have fully exercised any Stock Option, the Stock Option may be exercised subject to the condition that no Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted, or, in the case of a 10% Stockholder, five (5) years from the date it is granted, to the extent that the Participant s right to exercise such Stock Option had accrued pursuant to this Plan at the time of his death and had not previously been exercised, at any time within one year after the Participant s death, by the personal representative of the Participant or by any person or persons who shall have acquired the Stock Option directly from the Participant by bequest or inheritance.

4.   MISCELLANEOUS PROVISIONS

     4.1  Adjustments Upon Changes in Capitalization

          In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change, shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in its discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

     4.2  Non-Transferability

          No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant s lifetime by any person other than the Participant or his guardian or legal representative.

     4.3  Withholding

          The Company s obligation under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

     4.4  Compliance with Law and Approval of Regulatory Bodies

          No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with all Federal and state securities laws and withholding tax requirements and with the rules of all domestic stock exchanges on which the Company s shares may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with Federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, Federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

     4.5  No Right to Employment

          Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant under the Plan at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

     4.6  Exclusion from Pension Computations

          By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as base remuneration , wages , salary or compensation in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

     4.7  Abandonment of Options

          A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Options so abandoned.

     4.8  Interpretation of the Plan

          Headings are given to the sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provisions thereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

     4.9  Use of Proceeds

          Funds received by the Company upon the exercise of Stock Options granted under the Plan shall be used for the general corporate purposes of the Company.

     4.10 Construction of Plan

          The place of administration of the Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.